UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): April 25, 2014

BRAZIL GOLD CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-33714	98-0430746
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

242 West Main Street	37075
Hendersonville, Tennessee	(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code: (888) 613-7164

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Brazil Gold Corp.

April 25, 2014

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a)           On April 25, 2014, Li and Company, PC, Certified Public Accountants (“LICO”), resigned as the independent registered public accounting firm engaged to audit the financial statements of Brazil Gold Corp. (the “Company”). The Board of Directors of the Company accepted and approved the resignation. LICO performed the audit of the Company’s financial statements for the fiscal years ended June 30, 2012 and June 30, 2013. During these periods and the subsequent interim period prior to its resignation, there were no disagreements with LICO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to LICO’s satisfaction, would have caused LICO to make reference to the subject matter of the disagreements in connection with LICO’s reports, nor were there any “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended (“Regulation S-K”), except that the audit reports for the fiscal years ended June 30, 2012 and 2013, contained an explanatory paragraph that stated: “The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company had an accumulated deficit at June 30, 2013 [and 2012] and had a net loss and net cash used in operating activities for the fiscal year then ended. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regards to these matters are also discussed in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

The audit reports of LICO for the Company’s fiscal years ended June 30, 2012 and June 30, 2013, did not contain an adverse opinion, or a disclaimer of opinion, or qualification or modification as to uncertainty, audit scope or accounting principles.

The Company has provided LICO with a copy of this Current Report on Form 8-K and requested LICO to furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the statements made above by the Company. A copy of such letter, dated April 25, 2014, is filed as Exhibit 16.1 to this Form 8-K.

(b)           On May 5, 2014, the Company engaged John Scrudato CPA, certified public accounting firm, as its independent registered public accounting firm to audit the Company’s financial statements. During the two most recent fiscal years and through May 5, 2014, the Company had not consulted with John Scrudato CPA with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(v) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K). The engagement of John Scrudato CPA was recommended and approved by the Company’s Board of Directors.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

16.1	Letter of Li and Company, PC to the U.S. Securities and Exchange Commission, dated April 25, 2014, regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAZIL GOLD CORP.

Date: May 5, 2014	By:	/s/ Gerard Daignault
Gerard Daignault
Chief Financial Officer